Exhibit 99.1

                   Advanta Completes Strong 2005 as Expected


     SPRING HOUSE, Pa.--(BUSINESS WIRE)--Jan. 26, 2006--Advanta Corp. (NASDAQ:ADVNB; ADVNA) today reported full year 2005 net income from continuing operations of $116.7 million or $4.02 per diluted share for Class A and Class B shares combined as compared to $44.3 million or $1.60 per combined diluted share for 2004. Book value per share increased $3.84 during 2005, including a $2.56 increase representing the net after-tax gain and increase in additional paid-in capital in the first quarter associated with the agreement with Bank of America. Net income from continuing operations for 2005 includes a $2.14 per combined diluted share gain relating to the agreement with Bank of America and a $0.02 per combined diluted share asset valuation gain associated with the Company's venture capital portfolio. Net income from continuing operations for 2004 includes a $0.03 per combined diluted share asset valuation charge associated with the Company's venture capital portfolio and a $0.02 per combined diluted share charge associated with the closure of the Company's New York venture capital office in the first quarter of 2004.

     "We are pleased with our performance for full year 2005, a year in which we experienced both record transaction volume and additions of new high credit quality customers," said Dennis Alter, Chairman and CEO. "The execution of our strategy has us very well positioned for 2006."

     Advanta reported net income from continuing operations of $13.5 million or $0.46 per combined diluted share for fourth quarter 2005, consistent with expectations, as compared to $13.4 million or $0.47 per combined diluted share for fourth quarter 2004. Net income from continuing operations includes a $0.01 per combined diluted share asset valuation gain associated with the Company's venture capital portfolio in both periods.

     Conference Call Details

     Advanta management will hold a conference call with analysts and institutional investors today, January 26, at 9:00 a.m. Eastern time. The call can be accessed by dialing 719-457-2727 and referring to pass code 9621491. The call will also be webcast simultaneously via a Vcall link on the Company's website, www.advanta.com, or at www.vcall.com. Those interested in listening to the webcast should go to the website at least fifteen minutes before the call to register and download any necessary software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.vcall.com or by dialing (719) 457-0820 and referring to confirmation code 9621491. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measure in this press release or the statistical supplements available at www.advanta.com in the "Corporate Info" section.

     About Advanta

     Advanta focuses on the small business market and related community, providing funding and support to the nation's small businesses and business professionals through innovative products and services. Using its direct marketing and information based expertise, Advanta identifies potential customers and provides a high level of service tailored to the unique needs of small businesses. Advanta is one of the nation's largest issuers (through Advanta Bank Corp.) of MasterCard business credit cards to small businesses. Since 1951, Advanta has pioneered many of the marketing techniques common in the financial services industry today, including remote lending and direct mail, affinity and relationship marketing. Learn more about Advanta at www.advanta.com.

     This Press Release contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ from those projected. Risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

     In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and a description of why the non-GAAP financial measures are useful to investors.

                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)

                          Three Months Ended
                          December 31, 2005
----------------------------------------------------------------------

                                  Advanta
                                  Business Venture
                                   Cards   Capital Other (A)   Total
                                  -------- ------- --------- ---------
Interest income                   $36,018  $    4  $  5,262  $ 41,284
Interest expense                    9,453      20     6,509    15,982
                                  -------- ------- --------- ---------
Net interest income                26,565     (16)   (1,247)   25,302
Provision for credit losses        10,018       0         0    10,018
                                  -------- ------- --------- ---------
Net interest income after
 provision for credit losses       16,547     (16)   (1,247)   15,284
Noninterest revenues:
  Interchange income               45,528       0         0    45,528
  Securitization income            16,792       0         0    16,792
  Servicing revenues               12,876       0         0    12,876
  Business credit card rewards    (15,828)      0         0   (15,828)
  Other revenues, net               3,906     548     2,467     6,921
                                  -------- ------- --------- ---------
Total noninterest revenues         63,274     548     2,467    66,289
Operating expenses                 58,252       0     1,220    59,472
                                  -------- ------- --------- ---------
Income before income taxes         21,569     532         0    22,101
Income tax expense                  8,412     207         0     8,619
                                  -------- ------- --------- ---------
Income from continuing operations  13,157     325         0    13,482
Gain on discontinuance of
 mortgage and leasing businesses,
 net of tax                             0       0     2,074     2,074
                                  -------- ------- --------- ---------
Net income                        $13,157  $  325  $  2,074  $ 15,556
                                  ======== ======= ========= =========


                          Three Months Ended
                          December 31, 2004
----------------------------------------------------------------------

                                  Advanta
                                  Business Venture
                                   Cards   Capital Other (A)   Total
                                  -------- ------- --------- ---------
Interest income                   $27,694  $    7  $  2,513  $ 30,214
Interest expense                    8,842      60     3,059    11,961
                                  -------- ------- --------- ---------
Net interest income                18,852     (53)     (546)   18,253
Provision for credit losses        10,721       0       (16)   10,705
                                  -------- ------- --------- ---------
Net interest income after
 provision for credit losses        8,131     (53)     (530)    7,548
Noninterest revenues:
  Interchange income               37,460       0         0    37,460
  Securitization income            28,192       0         0    28,192
  Servicing revenues               12,502       0         0    12,502
  Business credit card rewards    (11,721)      0         0   (11,721)
  Other revenues, net               3,159     510     1,748     5,417
                                  -------- ------- --------- ---------
Total noninterest revenues         69,592     510     1,748    71,850
Operating expenses                 56,872      27     1,218    58,117
                                  -------- ------- --------- ---------
Income before income taxes         20,851     430         0    21,281
Income tax expense                  7,688     191         0     7,879
                                  -------- ------- --------- ---------
Income from continuing operations  13,163     239         0    13,402
Gain, net, on discontinuance of
 mortgage and leasing businesses,
 net of tax                             0       0       308       308
                                  -------- ------- --------- ---------
Net income                        $13,163  $  239  $    308  $ 13,710
                                  ======== ======= ========= =========

(A) Other includes investment and other activities not attributable to the Advanta Business Cards or Venture Capital segments.


                               ADVANTA
                              HIGHLIGHTS
                (in thousands, except per share data)

                           Three Months Ended
                       --------------------------- Percent Change From
                       Dec. 31, Sept. 30, Dec. 31,    Prior     Prior
EARNINGS                 2005     2005      2004     Quarter    Year
----------------------------------------------------------------------
Basic income from
 continuing operations
 per common share:
  Class A                $0.48     $0.58    $0.51      (17.2)%  (5.9)%
  Class B                 0.51      0.61     0.54       (16.4)   (5.6)
  Combined (A)            0.50      0.60     0.53       (16.7)   (5.7)
Diluted income from
 continuing operations
 per common share:
  Class A                 0.45      0.54     0.46       (16.7)   (2.2)
  Class B                 0.46      0.56     0.48       (17.9)   (4.2)
  Combined (A)            0.46      0.55     0.47       (16.4)   (2.1)
Basic net income per
 common share:
  Class A                 0.56      0.12     0.52       366.7     7.7
  Class B                 0.59      0.15     0.55       293.3     7.3
  Combined (A)            0.58      0.14     0.54       314.3     7.4
Diluted net income per
 common share:
  Class A                 0.52      0.12     0.47       333.3    10.6
  Class B                 0.53      0.14     0.49       278.6     8.2
  Combined (A)            0.53      0.13     0.48       307.7    10.4

Return on average
 common equity           12.28%     3.08%   14.24%      298.7   (13.8)

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average
 common shares used to
 compute:
 Basic earnings per
  common share
  Class A                8,837     8,829    8,811         0.1%    0.3%
  Class B               17,992    17,901   16,630         0.5     8.2
                       -------- --------- --------
  Total                 26,829    26,730   25,441         0.4     5.5
 Diluted earnings per
  common share
  Class A                8,837     8,829    8,811         0.1     0.3
  Class B               20,535    20,409   19,589         0.6     4.8
                       -------- --------- --------
  Total                 29,372    29,238   28,400         0.5     3.4

Ending shares
 outstanding:
  Class A                9,607     9,607    9,607         0.0     0.0
  Class B               18,756    18,692   18,350         0.3     2.2
                       -------- --------- --------
  Total                 28,363    28,299   27,957         0.2     1.5

Stock price:
  Class A
   High                 $31.30    $28.75   $24.19         8.9    29.4
   Low                   22.62     24.34    20.34        (7.1)   11.2
   Closing               30.13     26.06    22.62        15.6    33.2
  Class B
   High                  33.06     30.96    26.07         6.8    26.8
   Low                   24.76     26.65    21.68        (7.1)   14.2
   Closing               32.44     28.23    24.27        14.9    33.7

Cash dividends
 declared:
  Class A                0.113     0.113    0.095         0.0    20.0
  Class B                0.136     0.136    0.113         0.0    20.0

Book value per common
 share                   18.74     18.35    14.90         2.1    25.8

(A) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.


                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)

                           Three Months Ended              Percent
                   -----------------------------------   Change From
                    Dec. 31,    Sept. 30,   Dec. 31,    Prior   Prior
                      2005        2005        2004     Quarter  Year
                   ---------------------------------------------------
New account
 originations          64,206      57,974      40,663    10.7%   57.9%
Average number of
 active
 accounts (A)         621,966     604,486     575,204     2.9     8.1
Ending number of
 accounts             877,114     846,472     777,943     3.6    12.7
Transaction volume $2,693,908  $2,513,752  $2,214,215     7.2    21.7
Securitization
 volume increase
 excluding
 replenishment
 sales             $  100,000  $   96,968  $   55,000     3.1    81.8
Average managed
 receivables:
  Owned            $1,011,684  $  819,870  $  722,088    23.4    40.1
  Securitized       2,694,391   2,751,024   2,536,711    (2.1)    6.2
                   ----------- ----------- -----------
  Managed (B)       3,706,075   3,570,894   3,258,799     3.8    13.7
Ending managed
 receivables:
  Owned            $  879,468  $  822,821  $  730,483     6.9    20.4
  Securitized       2,880,401   2,781,397   2,564,147     3.6    12.3
                   ----------- ----------- -----------
  Managed (B)       3,759,869   3,604,218   3,294,630     4.3    14.1

----------------------------------------------------------------------
CREDIT
QUALITY - OWNED
------------------
Receivables 30
 days or more
 delinquent        $   23,595  $   27,324  $   28,287
Receivables 90
 days or more
 delinquent            10,837      12,479      13,638
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            2.68%       3.32%       3.87% (19.3)% (30.7)%
  Receivables 90
   days or more
   delinquent            1.23        1.52        1.87   (19.1)  (34.2)
Net principal
 charge-offs:
  Amount           $   15,768  $   10,075  $   10,721
  As a percentage
   of average
   gross
   receivables
   (annualized)          6.23%       4.92%       5.94%   26.6     4.9

CREDIT QUALITY -
 SECURITIZED
------------------
Receivables 30
 days or more
 delinquent        $   87,610  $  100,650  $  107,546
Receivables 90
 days or more
 delinquent            40,223      45,387      51,770
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            3.04%       3.62%       4.19% (16.0)% (27.4)%
  Receivables 90
   days or more
   delinquent            1.40        1.63        2.02   (14.1)  (30.7)
Net principal
 charge-offs:
  Amount           $   46,151  $   35,873  $   38,457
  As a percentage
   of average
   gross
   receivables
   (annualized)          6.85%       5.22%       6.06%   31.2    13.0

CREDIT QUALITY -
 MANAGED (B)
------------------
Receivables 30
 days or more
 delinquent        $  111,205  $  127,974  $  135,833
Receivables 90
 days or more
 delinquent            51,060      57,866      65,408
As a percentage of
 gross
 receivables:
  Receivables 30
   days or more
   delinquent            2.96%       3.55%       4.12% (16.6)% (28.2)%
  Receivables 90
   days or more
   delinquent            1.36        1.61        1.99   (15.5)  (31.7)
Net principal
 charge-offs:
  Amount           $   61,919  $   45,948  $   49,178
  As a percentage
   of average
   gross
   receivables
   (annualized)          6.68%       5.15%       6.04%   29.7    10.6

(A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.

(B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.


    CONTACT: Advanta Corp.
             Christopher G. Curran
             Vice President, Investor Relations
             (215) 444-5335
             ccurran@advanta.com
               or
             David M. Goodman
             Director, Communications
             (215) 444-5073
             AdvantaCommunications@advanta.com